VBI Vaccines to Present at the BMO Capital Markets 2017 Prescriptions for Success Healthcare Conference

CAMBRIDGE, Mass. (December 12, 2017) – VBI Vaccines Inc. (Nasdaq: VBIV) (TSX:VBV) (VBI) today announced that Jeff Baxter, President and CEO, will present at the BMO Capital Markets Prescriptions for Success Healthcare Conference on Thursday, December 14, 2017, at 11:00 AM ET in New York.

The presentation will be webcast live and can be accessed through the below link or through the Investors page of VBI’s website at: www.vbivaccines.com/investors/events-presentations/. A replay of the presentation will be available at the same location for 90 days following the conference.

Event Details

●	Event: BMO Capital Markets Prescriptions for Success Healthcare Conference

●	Date: Thursday, December 14, 2017

●	Time: 11:00 – 11:30 AM ET

●	Event Website: https://www.bmocm.com/conferences/

●	Webcast: https://cc.talkpoint.com/bmoc001/121417a_as/?entity=38_GTRNEFD

About VBI Vaccines Inc.

VBI Vaccines Inc. is a commercial-stage biopharmaceutical company developing a next generation of vaccines to address unmet needs in infectious disease and immuno-oncology. VBI’s first marketed product is Sci-B-Vac®, a hepatitis B (HBV) vaccine that mimics all three viral surface antigens of the hepatitis B virus; Sci-B-Vac is approved for use in Israel and 14 other countries. VBI’s eVLP Platform technology allows for the development of enveloped virus-like particle (eVLP) vaccines that closely mimic the target virus to elicit a potent immune response. VBI is advancing a pipeline of eVLP vaccines, with lead programs in cytomegalovirus (CMV) and glioblastoma multiforme (GBM). VBI is also advancing its LPV™ Thermostability Platform, a proprietary formulation and process that enables vaccines and biologics to preserve stability, potency, and safety. VBI is headquartered in Cambridge, MA with research operations in Ottawa, Canada and research and manufacturing facilities in Rehovot, Israel.

VBI Contact

Nicole Anderson, Communications Executive

Phone: (617) 830-3031 x124

Email: info@vbivaccines.com

VBI Investor Contact

Nell Beattie, Chief Business Officer

Phone: (617) 830-3031 x128

Email: IR@vbivaccines.com

VBI Media Contact

Matt Middleman, M.D.

LifeSci Public Relations

Phone: (646) 627-8384

Email: matt@lifescipublicrelations.com

Cautionary Statement on Forward-looking Information

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). The company cautions that such statements involve risks and uncertainties that may materially affect the company’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to prevailing market conditions A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company’s filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2017, and filed with the Canadian security authorities at sedar.com on March 24, 2017, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. All such forward-looking statements made herein are based on our current expectations and we undertake no duty or obligation to update or revise any forward-looking statements for any reason, except as required by law.